                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                           _______________________


                                  FORM 8-K
                               CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                               Date of Report
                              January 22, 1997


                           SOUTHTRUST CORPORATION
           (Exact name of registrant as specified in its charter)


                                  DELAWARE
               (State or other jurisdiction of incorporation)



                0-3613                              63-0574085
        (Commission File No.)           (IRS Employer Identification No.)



              420 NORTH 20TH STREET
               BIRMINGHAM, ALABAMA                    35203
              (Address of principal                (Zip Code)
                executive offices)


                                 (205) 254-5509
              (Registrant's telephone number including area code)

Item 5.  Other Events.

        There is annexed to this Form 8-K a press release of SouthTrust Corporation (the "Company") and accompanying financial information of the Company relating to, among other things, the results of operations and financial condition of the Company for the year ended December 31, 1996.

CONTACT:         BUTCH CROUCH
                 INVESTOR RELATIONS
                 (205) 254-6868

                 JEANNIE COLQUETT
                 CORPORATE COMMUNICATIONS
                 (205) 254-5523

FOR IMMEDIATE RELEASE




             SOUTHTRUST ANNOUNCES RECORD FOURTH QUARTER RESULTS

         BIRMINGHAM, Ala. (Jan. 13, 1997)---SouthTrust Corporation reported record earnings for both the year as well as the fourth quarter of 1996, according to Wallace D. Malone, Jr., chairman and chief executive officer of the Corporation.

         For the year ended December 31, 1996, net income totaled $254.7 million, up 28 percent over the $199.0 million reported a year ago. Per share, the comparision was $2.69 for 1996 versus $2.36 for 1995, an increase of 14 percent.

         For the quarter ended December 31, 1996, SouthTrust reported net income of $68.4 million, up 28 percent compared to $53.6 million reported in the fourth quarter of 1995. Per share, the comparison was $0.71 for 1996 versus $0.61 for 1995, an increase of 16 percent.

         "SouthTrust completed 1996 with a strong fourth quarter, and we're extremely pleased with the company's performance for both the last quarter and, more importantly, the year," said Malone. "We've got great momentum as we begin 1997, and we look to continue this excellent performance throughout this year and beyond."

                                    --more--

Page Two
January 13, 1997



         Stockholders' equity grew to $1.7 billion as of December 31, 1996. This reflects a 21 percent increase over the $1.4 billion in stockholders' equity reported one year ago. Return on average stockholders' equity was 16.02 percent for the fourth quarter.

         Total assets increased 26 percent, reaching a level of $26.2 billion as of December 31, 1996. This compares with $20.8 billion one year ago. Loans increased 32 percent to $19.3 billion, while deposits increased 19 percent to $17.3 billion.

         SouthTrust Corporation currently operates 511 offices in Alabama, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee. The company offers a complete line of banking and other related financial services to commercial and retail customers.

         SouthTrust Corporation common stock is traded on the national over-the-counter market under the NASDAQ symbol SOTR.

                                    --more--

SOUTHTRUST CORPORATION                                                                                                           3
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
INCOME SUMMARY                                    Three Months Ended                             Year Ended
                                             -------------------------                    -----------------------
(In thousands,                                         Dec 31,                  %                  Dec 31,                   %
 except per share data)                       1996              1995          Change         1996            1995          Change
-----------------------------------------------------------------------------------------------------------------------------------
Net income                                   $68,418           $53,589          28        $254,703       $199,005            28
Average shares outstanding                    96,866            88,338          10          94,769         84,401            12
Per share:
   Net income                                  $0.71             $0.61          16           $2.69          $2.36            14
   Cash dividends declared                      0.22              0.20          10            0.88           0.80            10
Return on average assets                        1.08 %            1.05 %                      1.09 %         1.05 %
Return on average equity                       16.02             15.13                       15.92          15.79
Net interest margin (FTE)                       4.03              4.02                        4.03           4.01
Non-interest expense as a %
   of average total assets                      2.71              2.74                        2.76           2.83
Efficiency ratio                               55.92             56.58                       56.86          58.57
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
PERIOD END SELECTED BALANCES                                                    Dec 31, 1996
(In millions, except share                          Dec 31,                     change from
  and per share data)                      1996               1995              Dec 31, 1995
------------------------------------------------------------------------------------------------
                                                                                Amount      %
                                                                               -----------------
Total assets                               $26,223.2        $20,787.0          $5,436.2       26
Deposits                                    17,305.5         14,575.1           2,730.4       19
Loans, net of unearned inc.                 19,331.1         14,655.2           4,675.9       32
Stockholders' equity                         1,734.9          1,430.9             304.0       21
Shares outstanding period end (000's)         96,139           87,904             8,235        9
Book value per share                           18.05            16.28              1.77       11
------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
CAPITAL RATIOS                                             Dec 31,
                                                 1996                  1995
                                               ---------              -------
Tier I capital ratio                            7.34 % *               7.76 %
Supplemental capital elements                   4.47   *               4.45
                                               ----------------------------
Total risk-based capital ratio                 11.81 % *              12.21 %
                                               ----------------------------
Leverage ratio                                  6.21 %                 6.35 %
                                               ----------------------------
* Current quarter ratios are estimated.
-----------------------------------------------------------------------------


------------------------------------------------------
                                              5 Year                          Net Income Per Share
LONG-TERM PERFORMANCE                        Compound
(1991 - 1996)                                 Growth                                (GRAPH)
------------------------------------------------------
Period ending Dec. 31, 1996:
  Net income                                   23.13 %
  Net income per share                         13.63
  Dividends declared per share                 12.89
Period ended Dec. 31, 1996:
  Total assets                                 20.89 %
  Loans, net of unearned inc.                  26.51
  Deposits                                     15.89
  Stockholders' equity                         21.25
  Stockholders' equity/share                   12.42
-----------------------------------------------------

SOUTHTRUST CORPORATION                                                                                                         4
--------------------------------------------------------------------------------------------------------------------------------
Condensed Statements of Condition
(Unaudited)                                                                         1996                                1995
(In millions)                                                Dec 31,        Sep 30,       Jun 30,         Mar 31,      Dec 31,
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE BALANCES
Loans, net of unearned income                               $18,576.6     $17,446.4       $16,528.0      $14,998.8     $14,381.5
Investment securities:
  Taxable                                                     1,648.0       1,490.5         1,461.1        1,365.9       1,581.2
  Non-taxable                                                   215.9         223.6           233.3          247.9         259.8
                                                            --------------------------------------------------------------------
    Total investment securities                               1,863.9       1,714.1         1,694.4        1,613.8       1,841.0
Securities available for sale                                 2,819.6       2,896.9         2,914.2        2,670.7       2,304.1
Short-term investments:
  Federal funds sold and securities
   purchased under resale agreements                             39.6          34.7            76.5          110.6          35.2
  Interest-bearing deposits in other banks                       16.0          18.3            17.5           18.1          18.8
  Assets held for sale                                          266.3         261.1           265.5          238.7         233.6
                                                            --------------------------------------------------------------------
    Total short-term investments                                321.9         314.1           359.5          367.4         287.6
                                                            --------------------------------------------------------------------
      Total earning assets                                   23,582.0      22,371.5        21,496.1       19,650.7      18,814.2
Allowance for loan losses                                      (260.5)       (247.6)         (234.9)        (213.9)       (198.2)
Other assets                                                  1,855.0       1,787.8         1,758.5        1,678.4       1,631.5
                                                            --------------------------------------------------------------------
    Total assets                                            $25,176.5     $23,911.7       $23,019.7      $21,115.2     $20,247.5
                                                            ====================================================================
Deposits:
  Interest-bearing                                          $14,453.8     $13,837.5       $13,605.9      $12,521.1     $12,117.8
  Other                                                       2,351.7       2,303.1         2,331.5        2,195.2       2,131.5
                                                            --------------------------------------------------------------------
    Total deposits                                           16,805.5      16,140.6        15,937.4       14,716.3      14,249.3
Federal funds purchased and other
  short-term borrowed funds                                   3,768.3       3,917.8         3,609.4        3,254.2       3,190.0
Long-term debt                                                2,484.4       1,833.7         1,518.4        1,299.0       1,070.2
Other liabilities                                               419.4         375.0           369.3          377.6         332.8
Stockholders' equity:
  Common stock                                                  241.9         241.6           239.4          224.2         220.7
  Capital surplus                                               410.4         408.0           399.4          350.6         340.2
  Retained earnings                                           1,069.9       1,023.7           976.5          905.1         861.9
  Unrealized g/l on securities                                  (13.0)        (18.6)          (20.4)          (5.1)        (11.5)
  Treasury stock                                                (10.3)        (10.1)           (9.7)          (6.7)         (6.1)
                                                            --------------------------------------------------------------------
    Total stockholders' equity                                1,698.9       1,644.6         1,585.2        1,468.1       1,405.2
                                                            --------------------------------------------------------------------
    Total liabilities and
        stockholders' equity                                $25,176.5     $23,911.7       $23,019.7      $21,115.2     $20,247.5
                                                            ====================================================================

Condensed Statements of Condition
(Unaudited)                                                               YTD Averages
(In millions)                                                         1996           1995
-------------------------------------------------------------------------------------------
AVERAGE BALANCES
Loans, net of unearned income                                       $16,885.4     $13,326.1
Investment securities:
  Taxable                                                             1,491.8       1,558.8
  Non-taxable                                                           230.1         279.5
                                                                    -----------------------
    Total investment securities                                       1,721.9       1,838.3
Securities available for sale                                         2,825.5       2,209.4
Short-term investments:
  Federal funds sold and securities
   purchased under resale agreements                                     66.5          29.6
  Interest-bearing deposits in other banks                               17.5          16.8
  Assets held for sale                                                  258.0         196.0
                                                                    -----------------------
    Total short-term investments                                        342.0         242.4
                                                                    -----------------------
      Total earning assets                                           21,774.8      17,616.2
Allowance for loan losses                                              (239.3)       (187.1)
Other assets                                                          1,748.5       1,554.8
                                                                    -----------------------
    Total assets                                                    $23,284.0     $18,983.9
                                                                    =======================
Deposits:
  Interest-bearing                                                  $13,607.5     $11,588.9
  Other                                                               2,270.5       2,023.3
                                                                    -----------------------
    Total deposits                                                   15,878.0      13,612.2
Federal funds purchased and other
  short-term borrowed funds                                           3,636.7       2,995.9
Long-term debt                                                        1,784.9         837.1
Other liabilities                                                       384.8         277.9
Stockholders' equity:
  Common stock                                                          236.8         210.9
  Capital surplus                                                       392.2         268.6
  Retained earnings                                                     994.1         811.3
  Unrealized g/l on securities                                          (14.3)        (24.0)
  Treasury stock                                                         (9.2)         (6.0)
                                                                    -----------------------
    Total stockholders' equity                                        1,599.6       1,260.8
                                                                    -----------------------
    Total liabilities and
        stockholders' equity                                        $23,284.0     $18,983.9
                                                                    =======================

SOUTHTRUST CORPORATION                                                                                                            5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Condensed Statements of Condition
(Unaudited)                                                                   1996                                     1995
(In millions)                                          Dec 31,          Sep 30,         Jun 30,         Mar 31,         Dec 31,
------------------------------------------------------------------------------------------------------------------------------------
BALANCES AT PERIOD-END
------------------------------------------------------------------------------------------------------------------------------------
Loans, net of unearned income                         $19,331.1        $18,057.8       $17,098.9       $16,200.2       $14,655.2
Investment securities:
  Taxable                                               1,744.9          1,509.4         1,358.5         1,509.4         1,330.9
  Non-taxable                                             211.7            220.3           232.2           237.8           254.6
                                                      --------------------------------------------------------------------------
    Total investment securities                         1,956.6          1,729.7         1,590.7         1,747.2         1,585.5
Securities available for sale                           2,859.0          2,873.9         3,008.1         2,853.8         2,614.8
Short-term investments:
  Federal funds sold and securities
   purchased under resale agreements                       12.2             72.5            69.9            56.6           100.3
  Interest-bearing deposits in other banks                  4.2             14.7            20.0             4.8            18.7
  Assets held for sale                                    209.1            272.7           238.8           233.3           237.1
                                                      --------------------------------------------------------------------------
    Total short-term investments                          225.5            359.9           328.7           294.7           356.1
                                                      --------------------------------------------------------------------------
      Total earning assets                             24,372.2         23,021.3        22,026.4        21,095.9        19,211.6
Allowance for loan losses                                (269.9)          (252.9)         (240.4)         (230.9)         (206.6)
Other assets                                            2,120.9          2,007.6         1,828.7         1,760.2         1,782.0
                                                      --------------------------------------------------------------------------
    Total assets                                      $26,223.2        $24,776.0       $23,614.7       $22,625.2       $20,787.0
                                                      ==========================================================================
Deposits:
  Interest-bearing                                    $14,725.1        $14,197.0       $13,626.2       $13,579.7       $12,303.1
  Other                                                 2,580.4          2,427.7         2,444.2         2,284.4         2,272.0
                                                      --------------------------------------------------------------------------
    Total deposits                                     17,305.5         16,624.7        16,070.4        15,864.1        14,575.1
Federal funds purchased and other
  short-term borrowed funds                             4,071.0          3,924.6         3,922.0         3,407.3         3,207.4
Long-term debt                                          2,727.4          2,180.7         1,640.4         1,405.4         1,187.3
Other liabilities                                         384.4            367.8           358.4           371.4           386.3
Stockholders' equity:
  Common stock                                            242.0            241.7           241.4           238.7           221.0
  Capital surplus                                         410.6            409.1           406.5           393.0           340.6
  Retained earnings                                     1,100.2          1,052.9         1,008.0           965.6           885.1
  Unrealized g/l on securities                             (7.5)           (15.3)          (22.4)          (13.5)           (9.6)
  Treasury stock                                          (10.4)           (10.2)          (10.0)           (6.8)           (6.2)
                                                      --------------------------------------------------------------------------
    Total stockholders' equity                          1,734.9          1,678.2         1,623.5         1,577.0         1,430.9
                                                      --------------------------------------------------------------------------
    Total liabilities and
        stockholders' equity                          $26,223.2        $24,776.0       $23,614.7       $22,625.2       $20,787.0
                                                      ==========================================================================

SOUTHTRUST CORPORATION                                                       6
------------------------------------------------------------------------------


Condensed Statements of Income                                                    Quarter Ended
(Unaudited)                                              ---------------------------------------------------------------
(In thousands, except per share data)                                         1996                                1995
                                                         ---------------------------------------------------------------
                                                          Dec 31,     Sep 30,       Jun 30,     Mar 31,          Dec 31,
------------------------------------------------------------------------------------------------------------------------------------
Interest income:
  Interest and fees on loans                             $407,033    $385,482      $359,997     $331,193        $327,279
  Interest on investment securities:
    Taxable                                                29,701      25,479        24,573       22,108          26,735
    Non-taxable                                             3,549       3,827         4,054        4,544           4,775
                                                         ---------------------------------------------------------------
      Total interest on investment securities              33,250      29,306        28,627       26,652          31,510
  Interest on securities available for sale                45,659      46,900        46,553       40,808          36,082
  Interest on short-term investments                        5,942       5,895         5,468        5,455           4,917
                                                         ---------------------------------------------------------------
      Total interest income                               491,884     467,583       440,645      404,108         399,788
Interest expense:
  Deposits                                                171,358     163,992       159,483      149,780         150,384
  Short-term borrowings                                    50,030      52,558        47,277       44,294          46,070
  Long-term debt                                           34,471      25,583        20,896       18,472          16,100
                                                         ---------------------------------------------------------------
      Total interest expense                              255,859     242,133       227,656      212,546         212,554
      Net interest income                                 236,025     225,450       212,989      191,562         187,234
Provision for loan losses                                  27,197      21,905        20,467       20,458          21,797
                                                         ---------------------------------------------------------------
      Net interest income after provision
        for loan losses                                   208,828     203,545       192,522      171,104         165,437
Non-interest income:
  Service charges on deposit accounts                      29,695      28,738        26,751       24,029          24,681
  Mortgage banking operations                              11,300       8,606        11,510       10,680           8,810
  Bank card fees                                            6,329       5,417         5,611        5,370           5,116
  Trust fees                                                6,082       5,298         5,318        5,188           4,868
  Other fee income                                          9,825       8,554         8,883        9,583           9,049
  Securities gains                                          1,267          86            (6)          62              31
  Other                                                     4,733       3,811         3,185        8,904           4,379
                                                         ---------------------------------------------------------------
     Total non-interest income                             69,231      60,510        61,252       63,816          56,934

Non-interest expense:
  Salaries and employee benefits                           90,048      81,956        81,512       78,084          72,441
  Net occupancy expense                                    12,107      12,924        12,370       11,960          11,376
  Equipment expense                                        10,645       9,442         8,888        8,361           8,212
  Other                                                    58,766      64,931        53,404       47,900          47,996
                                                         ---------------------------------------------------------------
     Total non-interest expense                           171,566     169,253       156,174      146,305         140,025
                                                         ---------------------------------------------------------------
      Income before income taxes                          106,493      94,802        97,600       88,615          82,346
Income tax expense                                         38,075      29,081        34,477       31,174          28,757
                                                         ---------------------------------------------------------------
      Net income                                          $68,418     $65,721       $63,123      $57,441         $53,589
                                                         ===============================================================
Avg number of shares outstanding  (000's)                  96,866      96,673        95,742       89,754          88,338
Net income per share                                        $0.71       $0.68         $0.66        $0.64           $0.61
Cash dividends per share                                     0.22        0.22          0.22         0.22            0.20

Condensed Statements of Income                                             Year Ended
(Unaudited)                                                          ------------------------
(In thousands, except per share data)                                        Dec 31,
                                                                     ------------------------
                                                                        1996          1995
                                                                     ------------------------
Interest income:
  Interest and fees on loans                                       $ 1,483,705     $1,208,209
  Interest on investment securities:
    Taxable                                                            101,861        100,831
    Non-taxable                                                         15,974         20,604
                                                                     ------------------------
      Total interest on investment securities                          117,835        121,435
  Interest on securities available for sale                            179,920        139,451
  Interest on short-term investments                                    22,760         15,528
                                                                     ------------------------
      Total interest income                                          1,804,220      1,484,623
Interest expense:
  Deposits                                                             644,613        564,064
  Short-term borrowings                                                194,159        174,330
  Long-term debt                                                        99,422         53,029
                                                                     ------------------------
      Total interest expense                                           938,194        791,423
      Net interest income                                              866,026        693,200
Provision for loan losses                                               90,027         61,286
                                                                     ------------------------
      Net interest income after provision
        for loan losses                                                775,999        631,914
Non-interest income:
  Service charges on deposit accounts                                  109,213         93,276
  Mortgage banking operations                                           42,096         31,712
  Bank card fees                                                        22,727         18,699
  Trust fees                                                            21,886         18,936
  Other fee income                                                      36,845         33,758
  Securities gains                                                       1,409            193
  Other                                                                 20,633         12,090
                                                                     ------------------------
     Total non-interest income                                         254,809        208,664

Non-interest expense:
  Salaries and employee benefits                                       331,600        281,546
  Net occupancy expense                                                 49,361         43,423
  Equipment expense                                                     37,336         30,932
  Other                                                                225,001        180,633
                                                                     ------------------------
     Total non-interest expense                                        643,298        536,534
                                                                     ------------------------
      Income before income taxes                                       387,510        304,044
Income tax expense                                                     132,807        105,039
                                                                     ------------------------
      Net income                                                   $   254,703       $199,005
                                                                     ========================
Avg number of shares outstanding  (000's)                               94,769         84,401
Net income per share                                                     $2.69          $2.36
Cash dividends per share                                                  0.88           0.80

SOUTHTRUST CORPORATION                                                        7
-------------------------------------------------------------------------------

TAXABLE EQUIVALENT INTEREST INCOME AND
INTEREST YIELDS/RATES ON FULLY TAXABLE EQUIVALENT BASIS

(in millions)                                                                  Quarter Ended

                                                                                   1996
                                                 -------------------------------------------------------------------------
                                                       Dec 31,                    Sep 30,                    Jun 30,
                                                            Yield\                     Yield\                     Yield\
                                                 Interest     Rate          Interest     Rate          Interest     Rate
                                                 -------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                         $407.7     8.73 %          $386.2     8.81 %          $360.7     8.78 %
Interest on securities:
  Taxable                                            29.7     7.17              25.4     6.80              24.6     6.76
  Non-taxable                                         5.6    10.25               5.9    10.48               6.2    10.72
Interest on securities available for sale            45.8     6.41              47.0     6.38              46.6     6.37
Interest on short-term investments                    5.9     7.34               5.9     7.47               5.5     6.12
                                                 -------------------------------------------------------------------------
  Total interest income                             494.7     8.34             470.4     8.35             443.6     8.29
                                                 -------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                171.4     4.72 %           164.0     4.71 %           159.5     4.71 %
Interest on short-term borrowings                    50.0     5.28              52.5     5.34              47.3     5.27
Interest on long-term debt                           34.5     5.52              25.6     5.55              20.9     5.53
                                                 -------------------------------------------------------------------------
  Total interest expense                            255.9     4.92             242.1     4.92             227.7     4.89
                                                 -------------------------------------------------------------------------
Net interest income                                $238.8                     $228.3                     $215.9
                                                 -------------------------------------------------------------------------
Net interest margin                                           4.03 %                     4.05 %                     4.03 %
                                                 -------------------------------------------------------------------------
Net interest spread                                           3.42 %                     3.43 %                     3.40 %
                                                 -------------------------------------------------------------------------

(in millions)                                                   Quarter Ended

                                                         1996                       1995
                                                  --------------------------------------------
                                                        Mar 31,                    Dec 31,
                                                             Yield\                     Yield\
                                                  Interest     Rate          Interest     Rate
                                                  --------------------------------------------
INTEREST INCOME
Interest and fees on loans                          $332.1     8.90 %          $328.2     9.05 %
Interest on securities:
  Taxable                                             22.1     6.51              26.7     6.71
  Non-taxable                                          6.8    11.07               7.1    10.90
Interest on securities available for sale             40.9     6.14              36.2     6.18
Interest on short-term investments                     5.4     5.97               4.9     6.78
                                                  --------------------------------------------
  Total interest income                              407.3     8.33             403.1     8.49
                                                  --------------------------------------------
INTEREST EXPENSE
Interest on deposits                                 149.8     4.81 %           150.4     4.92 %
Interest on short-term borrowings                     44.3     5.47              46.0     5.73
Interest on long-term debt                            18.4     5.72              16.1     5.97
                                                  --------------------------------------------
  Total interest expense                             212.5     5.01             212.5     5.15
                                                  --------------------------------------------
Net interest income                                 $194.8                     $190.6
                                                  --------------------------------------------
Net interest margin                                            3.99 %                     4.02 %
                                                  --------------------------------------------
Net interest spread                                            3.32 %                     3.34 %
                                                  --------------------------------------------

SOUTHTRUST CORPORATION                                                      8
-----------------------------------------------------------------------------

CREDIT QUALITY ANALYSIS

The following table summarizes the Company's non-performing assets and accruing loans 90 days or more past due for the last five quarters.

                                                                                 1996                                1995
    (In Millions)                                     Dec 31,         Sep 30,          Jun 30,        Mar 31,        Dec 31,
                                                      ----------------------------------------------------------------------
Non-accrual loans                                      $ 82.8         $ 96.4           $ 90.4         $ 76.6          $ 73.1
Restructured loans                                        2.1            2.3              2.7            5.1             2.9
                                                      ----------------------------------------------------------------------
  Total non-performing loans                             84.9           98.7             93.1           81.7            76.0
Other real estate owned                                  43.9           35.3             38.2           41.3            39.2
Other repossessed assets                                 10.2            9.0              7.8            6.6             6.9
                                                      ----------------------------------------------------------------------
  Total non-performing assets                           139.0          143.0            139.1          129.6           122.1
Accruing loans 90 days or more past due                  40.4           44.8             35.0           25.9            36.3
                                                      ----------------------------------------------------------------------
  Total non-performing assets and accruing
    loans 90 days or more past due                     $179.4         $187.8           $174.1         $155.5          $158.4
                                                      ----------------------------------------------------------------------
Allowance for loan losses                              $269.9         $252.9           $240.4         $230.9          $206.6
Provision for loan losses                                27.2           21.9             20.5           20.5            21.8
Net charge-offs                                          12.5           10.4             13.4           11.4            10.0
Foreclosed property expense                               1.2            0.6              1.1            0.7             1.6

RATIOS
For the Period Ended:
  Net charge-offs as a % of average
    net loans (annualized basis)                         0.27 %         0.24 %           0.33 %         0.31 %          0.28 %
Period End:
  Allowance as a % of net loans                          1.40           1.40             1.41           1.43            1.41
  Allowance as a % of non-
    performing loans                                   317.57         256.17           258.16         282.64          271.88
  Non-performing assets as a % of loans net
    of unearned income plus OREO                         0.72           0.79             0.81           0.80            0.83
  Non-performing assets and accruing loans
    90 days or more past due as a % of loans
    net of unearned income plus OREO                     0.93           1.04             1.02           0.96            1.08


LOAN PORTFOLIO

The following table presents loans by type and percent of total at the end of each of the last five quarters.
Includes June 30 and Sept 30, 1996 reclassifications by type. Prior periods as reported:

                                                                                1996
                                             -----------------------------------------------------------------------------------
                                              Dec 31,              Sep 30,              Jun 30,                Mar 31,
                                              -------              -------              -------                -------
    (In Millions)                             Amount        %      Amount        %      Amount          %      Amount       %
                                             -----------------------------------------------------------------------------------
Commercial, financial and agricultural       $ 6,847.5      35.2  $ 6,397.7      35.2  $ 6,228.6        36.2  $ 6,331.4     38.8
Real estate construction                       1,930.6       9.9    1,772.6       9.8    1,524.3         8.9    1,275.7      7.8
Commercial real estate mortgage                3,008.9      15.5    2,877.8      15.8    2,703.7        15.7    2,217.2     13.6
Residential real estate mortgage               4,687.5      24.0    4,240.8      23.3    4,063.7        23.6    4,223.4     25.9
                                             -----------------------------------------------------------------------------------
    Total real estate loans                    9,627.0      49.4    8,891.2      48.9    8,291.7        48.2    7,716.3     47.3
Loans to individuals                           2,992.1      15.4    2,890.1      15.9    2,692.1        15.6    2,255.8     13.9
                                             -----------------------------------------------------------------------------------
                                              19,466.6     100.0   18,179.0     100.0   17,212.4       100.0   16,303.5    100.0
Unearned income                                 (135.5)              (121.2)              (113.5)                (103.3)
                                             -----------------------------------------------------------------------------------
Loans, net of unearned income                 19,331.1             18,057.8             17,098.9               16,200.2
  Allowance for loan losses                     (269.9)              (252.9)              (240.4)                (230.9)
                                             -----------------------------------------------------------------------------------
  Net loans                                  $19,061.2            $17,804.9            $16,858.5              $15,969.3
                                             -----------------------------------------------------------------------------------


                                                                      1995
                                                              -------------------
                                                                Dec 31,
                                                                -------
    (In Millions)                                               Amount       %
                                                              -------------------
Commercial, financial and agricultural                        $ 5,965.9      40.4
Real estate construction                                        1,245.8       8.4
Commercial real estate mortgage                                 2,264.7      15.4
Residential real estate mortgage                                3,221.4      21.8
                                                              -------------------
    Total real estate loans                                     6,731.9      45.6
Loans to individuals                                            2,059.3      14.0
                                                              -------------------
                                                               14,757.1     100.0
Unearned income                                                  (101.9)
                                                              -------------------
Loans, net of unearned income                                  14,655.2
  Allowance for loan losses                                      (206.6)
                                                              -------------------
  Net loans                                                   $14,448.6
                                                              -------------------

                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        SOUTHTRUST CORPORATION


                                        By:   /s/ WILLIAM L. PRATER
                                           ----------------------------
                                           William L. Prater
                                           Senior Vice President

Date:  January 22, 1997